Exhibit 10.1

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of August 10, 2007 (this “Amendment”) is entered into with reference to the Second Amended and Restated Credit Agreement, dated as of June 8, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Corinthian Colleges, Inc. a Delaware corporation (the “Domestic Borrower”), CDI Career Development Institutes Ltd. (the “Canadian Borrower” and together with Domestic Borrower, collectively, the “Borrowers”), the Lenders from time to time party thereto, Bank of America, N.A., as Domestic Administrative Agent, Domestic L/C Issuer and Domestic Swing Line Lender, Bank of America, N.A., acting through its Canadian branch, as Canadian Administrative Agent, Canadian L/C Issuer and Canadian Swing Line Lender, and certain other agents. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.

1. Amendments. The Borrowers and the undersigned Lenders hereby agree to amend the Credit Agreement as follows:

(a) Section 7.1l(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b) Consolidated Fixed Charges Coverage Ratio. Permit the Consolidated Fixed Charges Coverage Ratio of the Domestic Borrower and its Subsidiaries as of the end of any fiscal quarter of the Domestic Borrower to be less than 1.50:1.00 from and after June 30, 2007.

2. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Domestic Administrative Agent of (a) counterparts of this Amendment executed by the Borrowers, (b) counterparts of this Amendment executed by the Required Lenders, (c) written consents hereto executed by all of the Guarantors in substantially the form of Exhibit A attached hereto and (d) an amendment fee in an amount equal to 0.03% of the aggregate Commitments of those Lenders that shall have executed and returned their signature page to the Domestic Administrative Agent on or before 10:00 a.m., pacific time, on August 10, 2007, which fee shall be distributed by the Domestic Administrative Agent to such consenting Lenders. Once effective, this Amendment shall be deemed effective as of June 30, 2007 for the quarterly period ending on such date.

3. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agents and the Lenders that, as of the date of this Amendment and after giving effect thereto, (i) no Default has occurred and remains continuing, and (ii) the representations and warranties contained in Article V of the Credit Agreement and each other Loan Document are true and correct as if made on the date hereof, except for representations and warranties which expressly speak as of a particular date, in which case they shall be true and correct as of such earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4. Confirmation. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

5. Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the Borrowers and the undersigned Lenders have executed this Amendment as of the date first written above by their duly authorized representatives.

CORINTHIAN COLLEGES, INC.,
a Delaware corporation

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

CDI CAREER DEVELOPMENT INSTITUTES
LTD., a corporation under the Canada Business Corporations Act

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

BANK OF AMERICA, N.A.,
as a Administrative Agent

By:	/s/ Brenda H. Little
Name:	Brenda H. Little
Title:	Assistant Vice President

BANK OF AMERICA, N.A.,
as a Domestic Lender

By:	/s/ Mara Vaisz
Name:	Mara Vaisz
Title:	Vice President

BANK OF AMERICA, N.A., acting through its
Canada Branch, as a Canadian Lender

By.	/s/ MEDINA SALES DE ANDRADE
Name:	MEDINA SALES DE ANDRADE
Title:	VICE PRESIDENT

UNION BANK OF CALIFORNIA, N.A.,
as a Domestic Lender

By:	/s/ STEPHEN W. DUNNE
Name:	STEPHEN W. DUNNE
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Domestic Lender

By:	/s/ Kurban H. Merchant
Name:	Kurban H. Merchant
Title:	Vice President

JPMORGAN CHASE BANK, N.A.
as a Domestic Lender

By:	/s/ Anna C. Ruiz
Name:	Anna C. Ruiz
Title:	Vice President

SUNTRUST BANK,
as a Domestic Lender

By:	/s/ Daniel S. Komitor
Name:	Daniel S. Komitor
Title:	Director

THE NORTHERN TRUST COMPANY,
as a Domestic Lender

By;	/s/ KATHERINE A. LENZ
Name:	KATHERINE A. LENZ
Title:	OFFICER

UNION BANK OF CALIFORNIA, N.A.,
as a Canadian Lender

By:	/s/ Karen S. Anderson
Name:	Karen S. Anderson
Title:	Vice President

JPMORGAN CHASE BANK, N.A., Toronto
Branch, as a Canadian Lender

By:	/s/ Barry Walsh
Name:	Barry Walsh
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Canadian Lender

By:	/s/ KEVIN JEPHCOTT
Name:	KEVIN JEPHCOTT
Title:	PRINCIPAL OFFICER

[Exhibit A to Amendment]

CONSENT AND REAFFIRMATION OF GUARANTOR

This Consent and Reaffirmation of Guarantor is delivered by the undersigned Guarantors to Bank of America, N.A., as Domestic Administrative Agent, and Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent, with reference to the First Amended and Restated Guaranty dated as of June 8, 2005 and that certain First Amended and Restated Guaranty dated as of August 15, 2003 (each, a “Guaranty”) delivered in connection with the Second Amended and Restated Credit Agreement, dated as of June 8, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Corinthian Colleges, Inc. a Delaware corporation (the “Domestic Borrower”), CDI Career Development Institutes Ltd. (the “Canadian Borrower” and together with Domestic Borrower, collectively, the “Borrowers”), the Lenders from time to time party thereto, Bank of America, N.A., as Domestic Administrative Agent, Domestic L/C Issuer and Domestic Swing Line Lender, Bank of America, N.A., acting through its Canadian branch, as Canadian Administrative Agent, Canadian L/C Issuer and Canadian Swing Line Lender, and certain other agents. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

Each of the undersigned is a party to a Guaranty and hereby consents to the execution and delivery of the proposed Amendment No. 1 to Second Amended and Restated Credit Agreement, substantially in the form of the draft presented to the undersigned. By its execution hereof, each of the undersigned hereby (i) acknowledges and reaffirms all of its obligations and undertakings under each Guaranty to which it is a party and (ii) acknowledges and agrees that such Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

CORINTHIAN COLLEGES, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

CORINTHIAN SCHOOLS, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

RHODES COLLEGES, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

PEGASUS EDUCATION, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

TITAN SCHOOLS, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

CAREER CHOICES, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

GRAND RAPIDS EDUCATIONAL CENTER, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

NATIONAL SCHOOL OF TECHNOLOGY, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

RHODES BUSINESS GROUP, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

FLORIDA METROPOLITAN UNIVERSITY, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

MJB ACQUISITION CORP. d/b/a WYOMING TECHNICAL INSTITUTE,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

ECAT ACQUISITION, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

SEQUOIA EDUCATION, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

ETON EDUCATION, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

ASHMEAD EDUCATION, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

WARD STONE COLLEGE, INC.,
as a Guarantor

By:	/s/ Kenneth S. Ord
Name:	Kenneth S. Ord
Title:	Executive Vice President and CFO

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